UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                ------------------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  December 16, 2005

                        ROFIN-SINAR TECHNOLOGIES INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware               000-21377              38-3306461
-----------------------------    ----------------       --------------------
(State of other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
      ----------------------------------------         ------------
      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
        -----------------------------------------------------------
          (Registrant's telephone number, including area code)

                               Not Applicable
        -----------------------------------------------------------
          (Former name, former address and former fiscal year,
                     if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act(17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 16, 2005, Rofin-Sinar Technologies Inc. issued a press release announcing that Ingrid Mittelstaedt has been appointed Chief Financial Officer, Thomas Merk has taken over as Chief Operating Officer Rofin Micro Business and Lou Molnar will be Chief Operating Officer Rofin Macro Business. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 and incorporated by reference herein.




            SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01  Financial Statements and Exhibits

Exhibit Number           Description
---------------          -------------
99.1	Press release dated December 16, 2005


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   December 16, 2005       /s/  Gunther Braun
                               ---------------------------------
                                   Gunther Braun
                                   President and
                                   Chief Executive Officer

                           Exhibit Index

Exhibit Number           Description
---------------          -------------
99.1                    Press release dated December 16, 2005.